                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule  14a-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        CALIFORNIA BEACH RESTAURANTS, INC
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5)      Total fee paid:
         -----------------------------------------------------------------------


[  ]     Fee paid previously with preliminary materials

[  ]     Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         ------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

         ------------------------------------------------------
         3)       Filing Party:

         ------------------------------------------------------
         4)       Date Filed:

         ------------------------------------------------------

                       CALIFORNIA BEACH RESTAURANTS, INC.
                        17383 Sunset Boulevard, Suite 140
                       Pacific Palisades, California 90272


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 18, 1999


To the Shareholders:

         The Annual Meeting of Shareholders of California Beach Restaurants, Inc., a California corporation (the "Company") will be held at Gladstone's 4 Fish Restaurant, 17300 Pacific Coast Highway, Pacific Palisades, California on October 18, 1999, at 9:30 a.m., local time, for the following purposes:

         1. ELECTION OF DIRECTORS. To elect five Directors to the Board of Directors to hold office until the 2000 Annual Meeting of Shareholders and until their respective successors are elected and qualified, or until their earlier resignation or removal;

         2. RATIFICATION OF APPOINTMENT OF ACCOUNTANTS. To ratify the appointment of Ernst & Young LLP as the independent accountants of the Company for the fiscal year ending April 30, 2000; and

         3. OTHER BUSINESS. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Shareholders of record of common stock at the close of business on August 30, 1999 are entitled to notice of and to vote at the meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                       By Order of the Board of Directors


                                       /s/ Samuel E. Chilakos
                                       --------------------------
                                       SAMUEL E. CHILAKOS
                                       Secretary
August 30, 1999

                       CALIFORNIA BEACH RESTAURANTS, INC.
                        17383 Sunset Boulevard, Suite 140
                           Pacific Palisades, CA 90272
                                 (310) 459-9676

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                October 18, 1999


                                  INTRODUCTION

         This proxy statement is furnished to the shareholders of common stock by the Board of Directors of California Beach Restaurants, Inc., a California corporation (the "Company"), for solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Gladstone's 4 Fish Restaurant, 17300 Pacific Coast Highway, Pacific Palisades, California on October 18, 1999, at 9:30 a.m., local time, and at any and all adjournments thereof.

         The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable expenses incurred in this connection.

         The Company's Annual Report to Shareholders, including financial statements for the fiscal year ended April 30, 1999, accompanies but does not constitute part of this proxy statement.

         It is anticipated that the mailing to shareholders of this proxy statement and the enclosed proxy will commence on or about September 7, 1999.

         The purpose of the Annual Meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting. As of the date of this proxy statement, the Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. A shareholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to the Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Annual Meeting. No proxy will be used if the shareholder is personally present at the Annual Meeting and informs the Company that such shareholder wishes to vote the shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted (i) "FOR" the election of the nominees for director set forth herein; and (ii) "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the independent accountants of the Company for the fiscal year ending April 30, 2000. If any other business shall properly come before the Annual Meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the judgment of the persons acting under said proxies.


                    OUTSTANDING SECURITIES AND VOTING RIGHTS

         Only shareholders of record of common stock ("Common Stock") at the close of business on August 30, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At that date there were 3,400,930 outstanding shares of Common Stock of the Company. There was no beneficial owner (as defined under the rules of the Securities and Exchange Commission) of more than 5% of the Common Stock known to the Company at August 1, 1999, other than as set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" below. A quorum at the Annual Meeting is a majority of the outstanding shares of Common Stock, and each shareholder shall have one vote for each share registered in such shareholder's name on the books of the Company, except that in the election of directors, each shareholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected (5). All such votes may be cast for a single candidate or distributed among any or all the candidates as the shareholder sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of their intention to cumulate their votes. The Company is soliciting authority to cumulate votes in the election of directors, and the enclosed proxy grants discretionary authority for such purpose. The election of directors requires the affirmative vote for each candidate of a plurality of the votes cast. Ratification of the appointment of Ernst & Young LLP as the independent accountants of the Company requires the affirmative vote of a majority of the votes cast. Typically, any other matters that may be presented at the Annual Meeting will require a majority of the votes cast for approval.

         Abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote ("broker non-votes"), on a particular matter generally will be treated as shares that are present and are entitled to vote for purposes of determining the presence of a quorum (so long as any broker non-vote shares are voted on at least one matter at the Annual Meeting) but as unvoted for purposes of determining whether approval of the shareholders has been obtained with respect to any such matter. Under California law and the Company's bylaws, a quorum consists of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting, and a matter (other than the election of directors) voted on by shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required. Accordingly, abstentions and broker non-votes will have no effect on such a vote; provided, however, that in the event the number of shares voted affirmatively do not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. Under California law and the Company's bylaws, abstentions from voting, broker non-votes and votes otherwise withheld in the election of directors, which is by plurality, have no effect.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following tables set forth information as to the shares of the Common Stock owned as of August 1, 1999 by (i) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock, (ii) each director, (iii) each executive officer named in the summary compensation table, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.


              Name and Address of                            Amount of Beneficial       Ownership(1)
               Beneficial Owners                                  No. Shares            % Ownership*
              -------------------                                 ----------            ------------
Bank of America National Trust and Savings Association             1,200,000               35.3%
555 California Street, 18th Floor
Department 15027
San Francisco, CA 94104

Eli Broad(2)                                                         728,345               18.7%
1999 Avenue of the Stars, Suite 3170
Los Angeles, CA 90067

                 Name and Address of                           Amount of Beneficial     Ownership(1)
                  Beneficial Owners                                  No. Shares         % Ownership*
                 -------------------                           --------------------     ------------
Sand and Sea Partners(3)                                           1,077,478               25.8%
300 S. Grand Avenue, 29th Floor
Los Angeles, CA 90071

Sea Fair Partners(3)                                                 332,478                9.8%
300 South Grand Avenue, 29th Floor
Los Angeles, CA 90071

J. Christopher Lewis(3)                                            1,409,956               33.8%
300 South Grand Avenue, 29th Floor
Los Angeles, CA 90071

Alan Redhead                                                      780,600(4)               20.3%
California Beach Restaurants, Inc.
17383 Sunset Boulevard, Suite 140
Pacific Palisades, CA 90272

Jefferson W. Asher, Jr.                                            87,000(5)                2.5%
4765 Park Encino Lane #134
Encino, CA 91436

Richard P. Bermingham                                                   0                     0%
2105 Stoney Hill Road
Los Angeles, CA 90049

Robert L. Morrison                                                      0                     0%
725 Figueroa Street, Suite 1200
Los Angeles, CA 90017

John C. Cushman III(6)                                            418,894                  11.8%
601 S. Figueroa Street, 47th Floor
Los Angeles, CA 90017-5752

All directors and executive officers as a group                 2,277,556(7)               48.8%
(6 persons)

*        Denotes holdings of less than 1%.

(1) The number of shares and percentages in these columns are based on 3,400,930 shares of Common Stock outstanding.

(2) Includes 500,000 shares of Common Stock that are subject to a currently convertible note.

(3) J. Christopher Lewis, a director of the Company, is the general partner and a limited partner of Sand and Sea Partners and Sea Fair Partners, which together own 634,956 shares of

         Common Stock; in addition, Sand and Sea Partners is deemed the beneficial owner of an additional 775,000 shares of Common Stock that are subject to a currently convertible note. Mr. Lewis disclaims beneficial ownership of the shares owned by such partnerships, except with respect to (i) 25,268 shares which represent a limited partnership interest in each partnership of approximately 3.8% and (ii) an additional undetermined number of such shares by virtue of his rights as a general partner under the limited partnership agreement. As general partner of such partnership, Mr. Lewis may have the power to direct the voting or disposition of such shares and therefore may be deemed to beneficially own all the shares held by such partnerships.

(4) Includes currently exercisable options to purchase 335,000 shares of Common Stock issued under the Omnibus Stock Plan, and 100,000 shares of Common Stock that are subject to a currently convertible note.

(5) Includes currently exercisable options to purchase 32,000 shares of Common Stock issued under the Omnibus Stock Plan and 25,000 shares of Common Stock that are subject to a currently convertible note owned by a family trust.

(6) Includes 128,911 shares held by Cushman Sea View Partners, a California general partnership, 85,938 shares held by Cushman K Sea View Partners, and 54,045 shares held by the Cushman Family Trust. The Cushman Family Trust is deemed the beneficial owner of an additional 150,000 shares of Common Stock that are subject to a currently convertible note. Mr. Cushman is a general partner in Cushman Sea View Partners and Cushman K Sea View Partners and may be deemed to beneficially own Cushman Equities Corporation, which is also a general partner of such partnerships.

(7) Includes currently exercisable options to purchase 367,000 shares of Common Stock issued under the Omnibus Stock Plan and 900,000 shares of Common Stock that are subject to a currently convertible note.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

The Company's bylaws provide for a range of five to nine directors and allow the Board of Directors to set the exact number of authorized directors within that range. The current number of authorized directors established by the Board of Directors is five, and there are no vacancies on the Board. Directors are elected at each Annual Meeting to serve thereafter until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors has designated five nominees for the Board of Directors as listed below. Each of the nominees are currently directors, having served in that capacity since the date indicated below. All nominees have advised the Company that they are able and willing to serve as directors. If a nominee refuses or is unable to serve (an event which is not anticipated), the persons named in the accompanying proxy will vote for another person nominated by the Board of Directors. Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the election of the five nominees listed below, or will vote cumulatively for less than all such nominees. See "Certain Relation-ships and Related Transactions - December 1994 Private Placement and Debt Restructurings" for a description of the arrangement among certain shareholders and directors of the Company to designate certain persons to the Board of Directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
             "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW

         The following table and the footnotes thereto set forth the names and ages of the directors and executive officers, including the five nominees for election to the Board of Directors, the principal occupation or employment of each of them during the past five years and at present, the name and principal business of the corporation or other organization, if any, in which such occupation or employment is or was carried on, directorships of other public companies or investment companies held by them, and the period during which the directors have served in that capacity with the Company. The number of shares of Common Stock of the Company beneficially owned by each of them as of August 1, 1999 is given in the table appearing under the caption "Security Ownership of Certain Beneficial Owners and Management" above. Each of the nominees named below has consented to being named herein and to serve if elected.

Directors And Executive Officers Of The Company

                  The directors of the Company are as follows:


Name                            Age          Title
----                            ---          -----
Alan Redhead                     56           Chairman of the Board, President,
                                               Chief Executive Officer
J. Christopher Lewis             43           Director
Jefferson W. Asher, Jr.          74           Director
Richard P. Bermingham            60           Director
Robert L. Morrison               52           Director

         The executive officers of the Company are Mr. Redhead and Samuel E. Chilakos, age 34, Vice President - Finance, Chief Financial Officer and Secretary. Directors hold office until their term of office expires and their successors are elected and qualified. Executive officers serve at the discretion of the Board of Directors.

         Alan Redhead joined the Company in June 1992 as its Chief Executive Officer ("CEO") and as a member of its Board of Directors and executive committee. Mr. Redhead resigned as a member of the Board of Directors and the Executive Committee in November 1992. Mr. Redhead subsequently re-joined the Board of Directors in September 1993. He became Chairman of the Board in March 1995. From 1986 to 1992, Mr. Redhead was involved in various restaurant businesses and a non-profit organization. From 1974 to 1986 Mr. Redhead was with Hungry Tiger, Inc., including 7 years as its CEO. Hungry Tiger Inc. owned and operated Hungry Tiger Restaurants, Breakers Seafood Restaurants, Castagnola's Lobster House and the restaurant and catering operations at the Los Angeles Music Center.

         J. Christopher Lewis, a director of Company since June 29, 1990 and a member of its Audit Committee, has been associated with Riordan, Lewis and Haden, a venture capital firm, for the past eighteen years. He is currently a director of Tetra Tech, Inc., Data Processing Resources Corporation, PIA Merchandising Co. Inc., Steven Myers and Associates, Inc. and several privately-held companies.

         Jefferson W. Asher, Jr. joined the Company as a member of the Board of Directors on November 23, 1992 and is a member of its Stock Plan and Compensation Committees. Mr. Asher has spent over twenty years as an independent management consultant and has served as an advisor to several private companies. Mr. Asher is also a member of the Board of Directors of Baldor Electric Company, a New York Stock Exchange manufacturer of industrial electric motors and drives.

         Richard P. Bermingham joined the Company as a member of the Board of Directors on March 9, 1998 and is a member of its Audit Committee. From 1980 to 1994, Mr. Bermingham was with Collins Foods International, Inc., the parent company of the Sizzler restaurant chain. Mr. Bermingham served Collins Foods International, Inc., as a member of its Board of Directors from 1970 to 1994, as President from 1980 to 1987, and as CEO from 1987 to 1994. From 1994 to 1997, Mr. Bermingham served as Vice Chairman and as a member of the Board of Directors of American Golf Corporation, a privately-held company. Currently, Mr. Bermingham is a director of Farr, Inc., and several privately-held companies.

         Robert L. Morrison joined the Company as a member of the Board of Directors on December 15, 1997 and is a member of its Stock Plan and Compensation Committees. Mr. Morrison is a partner at the law firm of Pillsbury Madison & Sutro LLP, a firm he joined in 1972. Mr. Morrison is also a director of the Friends of Child Advocates, a non-profit organization.

         Samuel E. Chilakos joined the Company in May 1998 as Vice President--Finance, Chief Financial Officer and Corporate Secretary.

Mr. Chilakos served as Assistant Controller of All American Communications, Inc. from July 1992 through August 1993. Mr. Chilakos attended Pepperdine University School of Law in Malibu, California, receiving his J.D. degree, cum laude, in 1996. From February 1997 to April 1998, Mr. Chilakos was a Senior Consultant in Ernst & Young LLP's Dispute Resolution and Litigation Services practice in Los Angeles, California. Mr. Chilakos is a Certified Public Accountant and a member of the State Bar of California, who also spent three years with the international accounting firm of Deloitte & Touche LLP.

         None of the officers and directors of the Company is related to any other officer or director of the Company.

         During the year ended April 30, 1999, the Company's Board of Directors held 3 regular or special meetings and acted by written consent on 4 occasions. Each incumbent director attended at least 75 percent of the total number of meetings of the Board and of the Committees of the Board on which he serves. During the year ended April 30, 1999, the Audit Committee held 1 meeting and did not act by written consent. The Stock Plan and Compensation Committees did not meet or act by written consent during the year ended April 30, 1999. The functions of the Audit Committee are to review and approve the selection of, and all services performed by, the Company's independent accountants; to meet and consult with and to receive reports from the Company's independent accountants and its financial and accounting staff; and to review and act with respect to the scope of audit procedures, accounting practices and internal accounting and financial controls of the Company. The function of the Stock Plan Committee is to administer the Company's Omnibus Stock Plan. The function of the Compensation Committee is to review, approve and recommend to the Board compensation for officers of the Company. The Board of Directors has no Nominating or Executive Committee, and the Board of Directors as a whole acts on matters that otherwise would be the responsibilities of such committees. During the year ended April 30, 1999, the Company paid Board of Directors fees of $500 per meeting attended for each outside Board member.

         On October 7, 1992 the Company, faced with the loss of its directors and officers liability insurance, entered into indemnification agreements with Messrs. Redhead and Lewis. On November 23, 1992, the Company entered into an indemnification agreement with Mr. Asher. The Company believed that the indemnification agreements were required to induce the various officers and directors to continue to serve in their existing capacities. Generally the agreements provide for indemnification by the Company to each of the individuals against expenses, judgments, fines and penalties incurred in connection with any proceeding to the full extent permitted by the law of the State of California and the advancement of expenses prior to any final disposition of a proceeding. Each indemnitee has agreed to repay any amount advanced if it is determined that the indemnitee was not entitled to be indemnified pursuant to the agreement. All directors and officers of the Company are entitled to the protection of directors' and officers' insurance policies that are maintained by the Company.

         At the Annual Meeting of Shareholders held on April 28, 1995, the Company's shareholders approved an amendment to the Company's Articles of Incorporation to eliminate, to the fullest extent permitted by California law, the monetary liability of directors of the Company in performing their duties.


                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth certain summary compensation information concerning the Company's chief executive officer for the three most recent fiscal years. No other executive officer had compensation in excess of $100,000 for the most recent fiscal year.

                           SUMMARY COMPENSATION TABLE



                                                                   Long Term
                                                                 Compensation
                                                                    Awards
                                                                 -------------
                                   Annual Compensation (1)
                               -------------------------------
                                                                  Securities
    Name and                   Fiscal                             Underlying
    Principal Position          Year    Salary($)    Bonus($)    Options/SARs(#)
    ------------------         ------   ---------    --------    ---------------
    Alan Redhead,               1999    $ 218,953    $     --              --
    Chairman of the             1998      218,343     262,341              --
    Board, President and        1997      215,700          --              --
    Chief Executive Officer



Option Grants in Last Fiscal Year

         The following sets forth certain information concerning individual grants of stock options during the fiscal year ended April 30, 1999 to the Company's chief executive officer. No SARs were granted in the fiscal year ended April 30, 1999:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------
                      Number of           % of Total
                      Securities         Options/SARs
                      Underlying           Granted to        Exercise or
                     options/SARs         Employees in       Base Price
     Name              Granted(#)         Fiscal Year        ($/Share)          Expiration Date
     ----            ------------        -------------       -----------        ----------------

Alan Redhead              None                  N/A                   N/A                   N/A




Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option
Values

         No options were exercised in the fiscal year ended April 30, 1999. The following table sets forth certain information concerning the Company's chief executive officer and the aggregated fiscal year-end value of the unexercised options of the chief executive officer.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES


                                                        Number of Securities
                            Shares                      Underlying Unexercised             Value of Unexercised
                         Acquired on      Value         Options/SARs at Fiscal           In the Money Options/SARs
                         Exercise(#)   Realized($)           Year-End (#)                at Fiscal Year-End ($)(1)
                         -----------   -----------      -----------------------          --------------------------

  Name                                                Exercisable    Unexercisable      Exercisable      Unexercisable
  ----                                                -----------    -------------      -----------      -------------

  Alan Redhead               None          $--              335,000              --         $ --              $ --


(1) Market value of underlying securities at year-end, minus the exercise or base price of "in the money" options.


Other Compensation Agreements

         Effective November 14, 1997, the Company entered into an employment agreement with Alan Redhead, the Company's Chief Executive Officer. The agreement sets forth certain of the terms of employment, including the right to receive twelve months of salary as severance pay upon (i) termination of employment without cause (as defined in the agreement) or (ii) resignation for good reason (as defined in the agreement). The term of Mr. Redhead's agreement is three years and provides for a current base salary of $217,067 subject to annual cost of living adjustments.

         For purposes of Mr. Redhead's employment agreement, "cause" is defined to mean (i) the willful engaging by the employee in misconduct which is or could reasonably be expected to become materially injurious to the Company, monetarily or otherwise; (ii) conviction of a felony or any crime involving moral turpitude; or (iii) participation in any fraud against or theft from the Company. "Good reason" is defined to mean (i) the failure of the Company to vest the employee with the powers and authority of his office or any removal of the employee from or failure to re-elect the employee to his office; (ii) a reduction by the Company in the employee's base salary; (iii) the requirement by the Company that the employee be based anywhere other than within 25 miles of the employee's present office location; (iv) the disposition of the business of the Company; or (v) a failure by the Company to comply with any material provision, or group of provisions that are material in the aggregate, of the employment agreement.


The Omnibus Stock Plan

         The Omnibus Stock Plan (the "Plan") was adopted by the Board of Directors in March 1995 and was approved by the shareholders of the Company on April 28, 1995. The Plan provides for the issuance of a maximum of 1,000,000 shares of Common Stock. The Plan provides for the issuance of stock options, stock appreciation rights, restricted stock and other awards (collectively "awards").

         The shares awarded shall be authorized but unissued shares. If an award granted under the Plan expires, terminates or lapses for any reason, without the issuance of shares of Common Stock thereunder, or if the Company receives any shares of Common Stock as the exercise price of any award, such shares shall again be available under the Plan.

         Under the Plan, options or awards granted and outstanding as of the date the Plan terminates are not affected or impaired by such termination. In the event of a merger, consolidation, reorganization, recapitalization, spin-off, stock dividend or stock split, or combination or other increase or reduction in the number of issued shares of Common Stock, or extraordinary cash dividend or any other similar event, the Board of Directors or the Committee (as defined herein) may, in order to prevent the dilution or enlargement of rights under awards, make such adjustments in the number and type of shares covered by, or with respect to which payments are measured under, outstanding awards and the exercise prices specified therein as may be determined to be appropriate and equitable. The Committee may provide in the agreement evidencing any award for adjustments to such award in order to prevent the dilution or enlargement of rights thereunder or to provide for acceleration of benefits thereunder in the event of a change in control, merger, consolidation, reorganization, recapitalization, sale or exchange of substantially all assets or dissolution of, or spin-off or similar transaction by, the Company.

         The options granted to date by the Committee provide that such options shall become fully exercisable upon a "change of control" of the Company. A "change of control" is deemed to have occurred (i) if individuals who, as of the date of such award, constitute the board of directors of the Company ("Incumbent Board") cease for any reason to constitute at least a majority of the board, provided that a person becoming a director subsequent to the date of the award whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest) shall be considered a member of the Incumbent Board; or (ii) upon approval by the shareholders of the Company of (a) a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 60% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then outstanding voting securities, (b) a liquidation or dissolution of the Company or (c) the sale of all or substantially all of the Company's assets; or (iii) upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of either the then outstanding shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 60% of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

         The purpose of the Plan, which, in addition to non-qualified stock options and stock appreciation rights, provides for the granting of incentive stock options (which qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and restricted stock and various types of awards described herein, is to promote the long term financial interests and growth of the Company by (i) attracting and retaining executive personnel,

(ii) motivating executive personnel by means of growth-related incentives; (iii) providing incentive compensation opportunities that are competitive with those of other comparable corporations, and (iv) furthering the identity of interests of participants with those of the shareholders of the Company.

         The Plan is not subject to the Employee Retirement Income Security Act of 1974. The Plan is not qualified under Section 401(a) of the Code.

         Participants in the Plan are selected by the Stock Plan Committee of the Board of Directors (the "Committee") which administers the Plan. The Plan contemplates that awards will be granted to key employees, to directors and to consultants, and that participants will be such employees or directors of or consultants to the Company and its affiliates, including officers of the Company, as from time to time are designated as such by the Committee. The Plan requires that the Committee consist of at least two directors of the Company who are "non-employee directors" as such term is used in Rule 16b-3 under the Exchange Act. Members of the Committee are selected by and serve at the pleasure of the Board of Directors. Each member of the Committee is a director of the Company. Under the Plan and subject to the limitations thereunder, the Committee is authorized: (i) to select participants in the Plan, (ii) to make awards in such forms and amounts as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate, (iv) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) to correct any defect or omission or to reconcile any inconsistency in the Plan or in any award granted thereunder and (vi) to make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan.

         The Board of Directors or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board of Directors or the Committee may deem advisable; provided, however, that no such amendment will be made, without shareholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and provided further, that the Plan will terminate no later than March 9, 2005. No such amendment, suspension or termination will impair the rights of participants under outstanding awards without the consent of the participants affected thereby or make any change that would disqualify the Plan, or any other plan of the Company intended to be so qualified from the exemption provided by Rule 16b-3.

         The Committee may amend or modify any award in any manner to the extent that the Committee would have had the authority under the Plan to initially grant such award. No such amendment or modification will impair the rights of any participant under any award without the consent of such participant.

         Under the Plan, a participant to whom an option is granted will have the right to purchase the number of shares of Common Stock covered by the option, subject to the terms and provisions of the Plan. The option price to be paid by a participant is determined by the Committee and is set forth in a stock option agreement between the Company and the participant. Such price cannot be less than 100% of the fair market value of the Common Stock on the date on which the option in respect thereof is granted as to incentive stock options within the meaning of Section 422 of the Code, or any successor provision, and the par value of a share of Common Stock as to other options.

         Under the Plan, the purchase price of an option is payable in cash or by the surrender, at the fair market value on the date on which the option is exercised, of shares of Common Stock, by any combination of cash and such shares or with any other consideration.

         In addition, the Plan authorizes the Committee to grant stock appreciation rights ("SAR"). No SAR's have been granted under the Plan.

         SARs and options which are not incentive stock options may, in the Committee's discretion, provide that in connection with exercises thereof the holders will receive cash payments in amounts necessary to reimburse holders for their income tax liability resulting from such exercise and the payment made pursuant to this provision.

         Incentive stock options (within the meaning of Section 422 of the Code) may be granted at the option of the Committee under the Plan. The fair market value of the Common Stock is determined as of the time of award of the option to which it is subject. Incentive stock options are subject to a $100,000 exercise limitation per year.

         Any option granted under the Plan must be fully exercised prior to its expiration on the date determined by the Committee or on an earlier termination date in the case of termination of employment or consultant status.

         With respect to the options granted to date, the Committee has provided in the stock option agreement that if such participant's employment by the Company or its subsidiaries is terminated for any reason, other than death or disability, such participant may exercise an option within the period ending on the earlier of three months after such termination or the date the option expires in accordance with its terms. If such participant dies or is disabled prior to termination of employment, he or his legatees, executors, distributees or personal representatives may, subject to the provisions of the Plan, exercise the option granted to such participant within the period ending on the earlier of (i) twelve months after the date of such death or disability or (ii) the date the option expires in accordance with its terms.

         The option of a participant who dies after termination may be exercised in respect to the same number of shares in the same manner and to the extent as if such participant were then living.

         The right of any participant to exercise an option granted to such participant may not be transferred, assigned, pledged or hypothecated in any way other than by will or the laws of descent and distribution. Options are exercisable by a participant during his lifetime only by him.

         The Plan also permits the Committee to grant shares of Common Stock to a participant subject to the terms and conditions imposed by the Committee ("restricted stock"). No shares of restricted stock have been awarded under the Plan.

         Under the Plan, in addition to stock options, stock appreciation rights and restricted stock, participants may be awarded performance shares, convertible debentures, other convertible securities and any other forms of awards that the Committee in its discretion may determine are consistent with the objectives and limitations of the Plan. No such awards have been granted under the Plan.

         On August 1, 1995, the Company and Bank of America NT&SA (the "Bank") entered into an amendment to stock purchase agreement under which the Company agreed to issue the Bank securities equivalent in form if more than 600,000 shares of Common Stock in the aggregate are issued by the Company under the Plan or other similar plan, or otherwise, to directors, officers, employees, consultants, or other persons providing services to the Company for so long as the Bank or its permitted successor holds not less than 75% of the shares of Common Stock currently held by the Bank. Until August 1, 1996, the Bank would pay only nominal consideration for any stock issued pursuant to the amendment, and thereafter would, with certain exceptions, pay the same consideration as provided in any such issuances of shares in excess of the 600,000 share amount. See "Certain Relationships and Related Transactions--December 1994 Private Placement and Debt Restructurings."


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under  the  securities  laws  of  the  United  States,   the  Company's
directors, its executive (and certain other) officers, and any persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission ("Commission"). Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended April 30, 1999. All of these filing requirements were satisfied by its directors, officers and ten percent holders except that Samuel E. Chilakos, an executive officer of the Company, filed late his initial ownership report on Form 3. In making these statements, the Company has relied on the written representations of its directors, officers and its ten percent holders and copies of the reports that they have filed with the Commission.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

December 1994 Private Placement and Debt Restructurings

         On December 22, 1994, the Company completed a $1,600,000 private placement of its Series A Convertible Preferred Stock ("Series A Preferred Stock") and 9 3/4% Convertible Subordinated Notes Due October 31, 1995 (the "Notes") to certain existing shareholders, members of management and new investors. The purpose of the private placement was to implement certain debt restructurings of the Company as follows: Sea View Restaurants, Inc. ("Sea View"), a wholly owned subsidiary of the Company, was the borrower and the Company was the guarantor under a loan agreement ("Loan Agreement") with the Bank which, prior to the private placement, had an outstanding principal balance plus accrued interest of approximately $9,680,000 ("Loan"), which was in default. The Loan was secured by substantially all of the assets of Sea View. On August 24, 1994, the Bank recorded a notice of foreclosure with respect to all of the real property and personal property collateral for the Loan. In light of these severe financial circumstances, the Company's Board of Directors concluded that a consensual debt restructuring offered the best opportunity to enable the Company to continue its business, preserve value for the Company's shareholders and maintain creditor relationships. Accordingly, the Company entered into a term sheet with the Bank on December 2, 1994, pursuant to which the Bank agreed not to publish a foreclosure sale notice, or foreclose on the collateral if certain payments (as described below) were made by the Company to the Bank by December 22, 1994. If the Company had not reached an agreement to restructure the Loan, the Bank would have proceeded with such foreclosure actions in December 1994.

         Additionally, Sea View was the issuer of a certain Contingent Promissory Note ("Contingent Note") payable to jojo's Restaurant, Inc., a wholly-owned subsidiary of Family Restaurants, Inc. (collectively "FRI"). The Contingent Note became payable upon the renewal of the Concession Agreement between Sea View and the County of Los Angeles with respect to the Company's Gladstone's 4
Fish restaurant. The Contingent Note was in the principal amount of $5,000,000 with contingent accrued interest of 12.5% from April 2, 1990 of approximately $4,000,000. The Company and Sea View were in default under the Loan, and in the event of the renewal of the Concession Agreement, would be unable to pay the Contingent Note. The Bank required as a condition to the debt restructuring that the Contingent Note be settled. Accordingly, as part of the debt restructuring, the Company paid FRI $500,000 on December 22, 1994 in full satisfaction of the Contingent Note.

         The Bank agreed to compromise the Loan by amending the Loan Agreement to provide for the payment by Sea View of an aggregate of $4,700,000, payable $300,000 on December 2, 1994; $1,000,000 not later than December 22, 1994; and the balance of $3,400,000 in two notes: a senior secured note in the principal amount of $3,000,000, bearing interest at the rate of 12% per annum and payable at varying monthly amounts through October 31, 1997, and a junior secured note in the principal amount of $400,000, accruing interest at 12% per annum with both interest and principal payable in a single lump sum on October 31, 1997. Such notes were guaranteed by the Company. As additional consideration for the restructuring of the Loan, and pursuant to the terms of a Stock Purchase Agreement dated as of December 22, 1994 between the Company and the Bank (the "Stock Purchase Agreement"), the Company issued to the Bank on December 22, 1994, 1,223,556 shares of Series A Preferred Stock that converted into 1,200,000 shares of Common Stock on May 1, 1995 upon the filing of a Certificate of Amendment to the Articles of Incorporation of the Company effecting the one-for-33.286962 reverse stock split ("Reverse Stock Split") (constituting 30% of the combined voting power of all outstanding shares of capital stock on a fully diluted basis). Additionally, as described below, the Bank is entitled to participate together with investors in the private placement in certain demand and incidental registration rights with respect to future registered offerings by the Company of its capital stock and the Bank is entitled to participate in any future equity offerings by the Company to the extent required to maintain its then percentage equity ownership in the Company, and to a mandatory prepayment of the restructured Loan in an amount equal to 35% of the net proceeds of any such future equity offering by the Company. The Company has a right of first refusal under the Stock Purchase Agreement with respect to any private sale or transfer of the shares held by the Bank.

         The private placement was effected pursuant to the terms of a Securities Purchase Agreement among the Company and the purchasers, dated as of December 22, 1994 ("the Securities Purchase Agreement"). The purchasers invested $1,600,000 consisting of $817,290 of Series A Preferred Stock and $782,710 of Notes. Sand and Sea Partners and Sea Fair Partners, California limited partnerships of which J. Christopher Lewis, a director of the Company, is general partner, each purchased 126,026 shares of Series A Preferred Stock for $103,000 in cash and $209,500 principal amount of Notes. Eli Broad, an over 10% shareholder of the Company at the time, purchased 168,036 shares of Series A Preferred Stock for $137,334 in cash and $37,666 principal amount of Notes; Alan Redhead, President and Chief Executive Officer and a director of the Company, purchased 352,384 shares of Series A Preferred Stock for $288,000 in cash; and Mark E. Segal, then Vice President - Finance, Chief Financial Officer and Secretary of the Company, purchased 39,154 shares of Series A Preferred Stock for $32,000 in cash. Each share of Series A Preferred Stock automatically converted into .980748 shares of Common Stock (or a total of 2,180,748 shares, approximately 55% of the outstanding Common Stock of the Company on a fully diluted basis) upon the effective date of the Reverse Stock Split. On April 28, 1995, the Company's shareholders approved the Reverse Stock Split. A Certificate of Amendment to the Articles of Incorporation of the Company was filed on May 1, 1995 to effect the Reverse Stock Split.

       In October 1995, the Company effected a subscription rights offering ("Subscription Rights Offering") in which shareholders who did not participate in the December 1994 private placement or otherwise were excluded by contract were offered rights to subscribe for 4.7215 shares of Common Stock for each share owned as of September 11, 1995 at a price of $.83 per share. 244,020 shares of Common Stock were purchased in the Subscription Rights Offering. The proceeds of the Subscription Rights Offering of $202,536.60 were used to redeem a portion of the Notes on a pro rata basis. The unredeemed portion of the Notes converted into 696,207 shares of Common Stock on October 30, 1995.

         Pursuant to the terms of the Stock Purchase Agreement and the Securities Purchase Agreement, the Company was obligated, to the extent permitted under applicable securities laws and subject to reasonable costs, to use its best efforts to register under the Securities Act of 1933 ("Securities Act") the resale of the Common Stock issued upon the conversion of the Series A Preferred Stock and Notes and to maintain such registration for a reasonable period to facilitate resale. The Company effected such registration in December 1995 (the "Offering").

         Also, the Company and the Bank entered into an Amendment to Stock Purchase Agreement dated as of August 1, 1995 ("Amendment"), amending the Stock Purchase Agreement by providing that the Company would, no later than November 15, 1995, register for resale the Common Stock held by the Bank pursuant to Rule 415 under the Securities Act and would file amendments in order to update it at any time for up to two years when requested in writing by the Bank, with the Company bearing all the expenses of such registration and updates up to certain limits. The Offering effected such registration. The purchasers of Series A Preferred Stock and Notes in the December 1994 private placement included in the Offering the shares of Common Stock received by them (i) upon conversion of the

Series A Preferred Stock in connection with the Reverse Stock Split and (ii) to the extent the proceeds of the Subscription Rights Offering did not fully redeem the Notes. Certain other shareholders of the Company who have registration rights were also afforded an opportunity to include shares in the Offering, subject to the terms and conditions of such registration rights. The Company also agreed, in the Amendment, to issue the Bank securities equivalent in form if more than 600,000 shares of Common Stock in the aggregate are issued by the Company under the Company's Omnibus Stock Plan or other similar plan, or otherwise, to directors, officers, employees, consultants, or other persons providing services to the Company for so long as the Bank or its permitted successor holds not less than 75% of the shares of Common Stock currently held by the Bank. Until August 1, 1996, the Bank would pay only nominal consideration for any stock issued pursuant to the Amendment, and thereafter would, with certain exceptions, pay the same consideration as provided in any such issuance of shares in excess of the 600,000 share amount. See "Executive Compensation--The Omnibus Stock Plan."

         Also, investors in the private placement, together with the Bank, holding at least 20% of the shares of Common Stock into which the Series A Preferred Stock have been converted have two demand registration rights to require the Company to register such shares for resale under the Securities Act and applicable state securities laws for resale to the public. This right of registration shall continue until such time as in the opinion of counsel for the Company such registration is no longer necessary for shareholders to sell the shares of Common Stock without registration. Such investors, together with the Bank, are also be entitled to certain incidental registration rights. The Company will pay the expenses in connection with any such incidental registrations and two such demand registrations.

         Pursuant to the terms of the Stock Purchase Agreement and the Securities Purchase Agreement, and in order to provide the Company with a more reasonable capital structure, the Company held a meeting of the shareholders of the Company to vote upon, among other things, the Reverse Stock Split. As noted above, the Reverse Stock Split was approved at the April 28, 1995 Annual Meeting of Shareholders.

         Pursuant to the terms of the Stock Purchase Agreement and the Securities Purchase Agreement, the Company agreed to use its best efforts to effectuate the Subscription Rights Offering, the proceeds of which were used to partially redeem the Notes. The purpose of the Subscription Rights Offering was to afford to those shareholders of the Company who did not participate in the December 1994 private placement the opportunity to purchase shares of Common Stock on terms as substantially similar as practicable to the terms provided to the investors in the private placement.

         Sea View and the Bank entered into a First Amendment to Amended and Restated Loan Agreement, dated as of August 1, 1995, which amended the covenant of Sea View regarding maintenance of "Minimum Free Cash Flow" during certain periods with respect to the accounting treatment of certain expenses, including expenses of the Offering and the Subscription Rights Offering.

         As a condition to the closing of the Stock Purchase Agreement and the Securities Purchase Agreement, Sand and Sea Partners, Sea Fair Partners and the Bank entered into a Shareholders and Noteholders Agreement dated as of December 22, 1994 (the "Shareholders Agreement") pursuant to which Sand and Sea Partners and Sea Fair Partners agreed to vote their shares of the Company in a manner that would elect to the Board of Directors of the Company two individuals designated by the Bank until such time as the Bank holds less than 75% of its current holdings in Common Stock or repayment in full of the Company's $3,400,000 indebtedness to the Bank. The Company's three directors also agreed under the Shareholders Agreement, when requested by the Bank, to take all Board action and all steps necessary to assist shareholder action in order to elect two designees of the Bank to the Board of Directors, including increasing the size of the Board to six. Two Bank nominees were elected to the Board of Directors at the April 28, 1995 Annual Meeting of Shareholders. Such directors later resigned. The Shareholders Agreement is subject to the shareholders agreement dated April 10, 1990 ("1990 Shareholders Agreement") among Sand and Sea Partners, Sea Fair Partners, John C. Cushman, III, and other investors in a 1990 private placement of Common Stock in the Company. The 1990 Shareholders Agreement provides that Sand and Sea Partners, Sea Fair Partners and other investors will cause certain representatives of the investor group to be nominated to the Board. During the fiscal year ended April 30, 1998, the balance of the Loan owed to the Bank was paid in full.

Certain Registration Rights

         The Company, Richard S. Stevens, Sand and Sea Partners, Sea Fair Partners, Eli Broad, Cushman/Sea View Partners, Cushman K/Sea View Partners and certain other shareholders of the Company are parties to a Registration Rights Agreement which, as amended, provides that the Company shall use its best efforts to register under the Securities Act the shares of any of the shareholders who are party to the Registration Rights Agreement, and who requests such registration with regard to a certain minimum number of shares of Common Stock, at certain times when the Company otherwise proposes to register certain of its securities. Such registration rights applied to the Offering. The parties to the Registration Rights Agreement, except Stevens, individually and collectively may make a total of two written demands for registration of their shares so long as the demand relates to at least 20% of the registerable shares of Common Stock then outstanding. The Company will pay the expenses in
connection  with  any  such  incidental   registrations
and two such demand registrations. In certain circumstances such shareholders also have a contractual right of first refusal to purchase, on a pro-rata basis, any equity securities of the Company that the Company may propose to sell at a price less than fair market value.

         In connection with the March 1999 note offering referenced below, the Company afforded such purchasers certain incidental and demand registration rights with respect to the securities of the Company acquired thereunder.

Certain Compensation Arrangements

         Reference is made to "Executive Compensation -- Other Compensation Agreements" for a description of employment arrangements and other arrangements between the Company and certain officers and directors.

Certain Financing Arrangements

         On November 24, 1997, Sea View entered into a one-year, $1,000,000 unsecured line of credit agreement with Outside LLC, an entity affiliated with
J. Christopher Lewis, one of the Company's principal shareholders and a member of its Board of Directors. Interest of 10% was paid on all amounts borrowed, as well as a commitment fee of 1.25% of the total line. The line was guaranteed by the Company and was paid in full on March 30, 1999. The line was used by Sea View for seasonal working capital needs as well as for certain renovations to Gladstone's.

         The terms of the 1997 20-year concession agreement between the County of Los Angeles and Sea View, as amended, require Sea View to post a $2,000,000 letter of credit as a security deposit for rental payments due to the County. In the event that rents are not paid when due, the County may draw upon the letter of credit. The Company posted the letter of credit by utilizing cash collateral provided by Overhead Partners, L.P. ("Overhead"), an entity affiliated with J. Christopher Lewis. The collateral support for the letter of credit has been extended through July 31, 1999. In consideration of providing the cash collateral, the Company paid Overhead $80,000 for the period November 1, 1997 through April 30, 1998, and $200,000 for the period May 1, 1998 through April 30, 1999. In the event that any amounts are drawn down on the letter of credit, such amounts will automatically convert into a debt obligation of the Company, payable with interest ninety days (or earlier under certain circumstances) from the date of such conversion.

         On March 30, 1999, the Company completed a private offering of $1,800,000 of subordinated, convertible notes ("Subordinated Notes") to a limited number of existing shareholders of the Company who are "accredited investors" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended. The proceeds of the offering were used to retire existing indebtedness to

Outside LLC, and to finance the renovations at Gladstone's. The Subordinated Notes are immediately convertible into common stock of the Company at a rate of $1 per share, and pay interest at 5% per annum. The Company may pay interest on the Subordinated Notes in cash or in kind. The Subordinated Notes mature on March 30, 2003; provided, however, that the holders of the Subordinated Notes may elect to receive payment for fifty percent of the principal of the outstanding Subordinated Notes on March 30, 2002. Purchasers included Alan Redhead, the Company's Chairman of the Board and Chief Executive Officer, who purchased $100,000 of Subordinated Notes; Sand and Sea Partners, an over 5% shareholder of the Company and which is affiliated with J. Christopher Lewis, which purchased $775,000 of Subordinated Notes; a family trust of which Jefferson W. Asher, Jr., a director of the Company, is trustee, which purchased $25,000 of Subordinated Notes; Eli Broad, an over 5% shareholder of the Company, who purchased $500,000 of Subordinated Notes; and a family trust of which John
C. Cushman III, who may be deemed an over 5% shareholder of the Company, is trustee, which purchased $150,000 of Subordinated Notes.

                                   PROPOSAL 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Upon recommendation by the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as the Company's independent accountants for the fiscal year ended April 30, 2000. Representatives of that firm will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

         Shareholders are being asked to ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ended April 30, 2000. Ratification of the proposal requires an affirmative vote of a majority of the Company's shares of Common Stock represented and voting at the Annual Meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

                                    FORM 10-K

         UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE ANNUAL MEETING, ADDRESSED TO THE COMPANY, ATTENTION: SAMUEL E. CHILAKOS, SECRETARY, CALIFORNIA BEACH RESTAURANTS, INC., 17383 SUNSET BOULEVARD, SUITE 140, PACIFIC PALISADES, CALIFORNIA 90272, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL

YEAR ENDED APRIL 30, 1999, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE EXCHANGE ACT.


                            PROPOSALS OF SHAREHOLDERS

         Under certain circumstances, shareholders are entitled to present proposals for consideration at shareholders meetings. Any such proposal to be included in the proxy statement for the Company's 2000 Annual Meeting of Shareholders must be submitted to the Secretary of the Company prior to May 8, 2000 and in accordance with Rule 14a-8 of the Exchange Act. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the Proxy Statement but which are raised at the Annual Meeting by shareholders, unless the Company receives written notice of such matters on or before July 26, 2000. However, in the event that the date of the 2000 Annual Meeting of Shareholders is more than 30 days before or more than 30 days after the anniversary date of the 1999 Annual Meeting, proposals to be considered timely must be received a reasonable time before the Company begins to print and mail its proxy materials. It is suggested that such proposals be sent by Certified Mail - Return Receipt Requested.

OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

         The Company knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and in their discretion, and authority to do so is included in the proxy.

                                            By Order of the Board of Directors


                                                     /s/ Samuel E. Chilakos
                                                     -------------------------
                                                         Samuel E. Chilakos
August 30, 1999                                          Secretary

                       CALIFORNIA BEACH RESTAURANTS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 18, 1999

         The undersigned shareholder of California Beach Restaurants, Inc. (the "Company") hereby nominates, constitutes and appoints Alan Redhead and Samuel E. Chilakos, and each of them, the agent and proxy of the undersigned, each with full power of substitution to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Gladstone's 4 Fish Restaurant, 17300 Pacific Coast Highway, Pacific Palisades, California on October 18, 1999 at 9:30 a.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

    1. THE ELECTION OF DIRECTORS: Electing Alan Redhead, J. Christopher Lewis, Jefferson W. Asher, Jr., Richard P. Bermingham and Robert L. Morrison as Directors of the Company as set forth in the Proxy Statement.

        AUTHORITY GIVEN [ ] AUTHORITY WITHHELD [ ]

      (INSTRUCTION: To grant authority to vote for all of the nominees named above check the "AUTHORITY GIVEN" box; to withhold authority for any individual nominee check the "AUTHORITY GIVEN" box and cross out the name of the Individual above; to withhold authority for all nominees check the "AUTHORITY WITHHELD" box.)

      2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Ratifying the appointment of Ernst & Young LLP to serve as independent accountants of the Company for the fiscal year ending April 30, 2000.

                   FOR  [  ]     AGAINST [  ]     ABSTAIN [  ]

      3. OTHER BUSINESS: To transact such other business as may properly come before the meeting or any adjournments thereof.

                      (PLEASE SIGN AND DATE THE OTHER SIDE)

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND A VOTE OF "FOR" ON PROPOSAL 2. THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH SUCH RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTION. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

PLEASE SIGN AND DATE BELOW.


                                   Dated: _______________________________

                                   I do _____ do not _____ expect to attend the meeting.


                                   --------------------------------------
                                         (Signature of Shareholder)


                                   --------------------------------------
                                         (Signature of Shareholder)

                                  (Please date this proxy and sign your name as
                                      it  appears  on  the  stock  certificate.
                                      Executors, administrators, trustees, etc.
                                      should give their full title. All joint owners should sign.)

                                  THIS PROXY  IS  SOLICITED  ON  BEHALF  OF  THE
                                      BOARD OF  DIRECTORS,  AND MAY BE  REVOKED
                                      PRIOR TO ITS  EXERCISE BY FILING WITH THE
                                      SECRETARY  OF THE  COMPANY AN  INSTRUMENT
                                      REVOKING  THIS  PROXY OR A DULY  EXECUTED
                                      PROXY   BEARING   A  LATER   DATE  OR  BY
                                      APPEARING  AND  VOTING  IN  PERSON AT THE
                                      MEETING.